Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Selected to Testify at Marijuana Rescheduling Hearing

– Company advocates for commonsense reform in pivotal moment for U.S. cannabis industry –

– One of the largest cannabis growers in the world, Village Farms was the only operator selected to participate –

Orlando, FL and Vancouver, BC, November 4, 2024 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) today announced it was one of 25 participants selected to participate in the Drug Enforcement Administration’s (DEA) upcoming Administrative Law Judge (ALJ) hearing regarding the proposed rescheduling of marijuana in the United States from a Schedule I to a Schedule III drug under the Controlled Substances Act (the “Rescheduling Hearing”). Village Farms was the only cannabis industry operator selected to participate in the Rescheduling Hearing, which is currently expected to take place sometime in January or February 2025.

President and Chief Executive Officer Michael DeGiglio commented, “As a U.S.-based company with 35 years of experience in controlled environment agriculture, we are proud to advocate for what we believe is one of the most important movements in health and wellness in our lifetime. The benefits of regulated cannabis are being increasingly embraced by other countries across the globe, many of which are doing so with pragmatic approaches that prioritize the wellbeing of people above politics and the power of special interests. It is long overdue for U.S. policy makers to accept the majority will of the American public and enact commonsense reform that fixes the broken system of criminalization we have today.”

Village Farms’ Global Cannabis General Counsel, Dr. John Harloe, will represent the Company as a selected witness at the Rescheduling Hearing. Dr. Harloe and Shane Pennington, who serves as external counsel to the Company as a partner at Porter Wright Morris & Arthur, LLP, share a common interest in advancing effective cannabis policy in the United States. Mr. Pennington has published extensively on topics related to administrative law and drug policy, including the private nondelegation doctrine, the Single Convention on Narcotic Drugs of 1961, judicial deference to administrative agencies, and bureaucratic management and the limits of presidential power.

Dr. John Harloe concluded, “I am honored to represent Village Farms as the only cannabis industry operator selected to participate, and look forward to the opportunity to share our perspective and insight during this pivotal moment for our industry. We are one of the largest growers of cannabis in the world, and our teams have been intricately involved as subject matter experts in the legalization process with regulators in the State of Colorado and the government of Canada. Our participation at this hearing can shine a bright light on the positive economic, medical, and social impacts that a properly-regulated cannabis industry can have in the United States.”

Dr. John Harloe received his PhD in Pharmacology and Toxicology from Virginia Commonwealth University Medical Center, where he spent five years researching cannabinoids and the human endocannabinoid system. He is a member of the State Bars of Colorado, Texas, and Oregon, as well as the National Cannabis Bar Association, and is Vice Chair of the American Bar Association Cannabis Law and Policy Committee. In 2023, he was appointed by the Governor to Colorado’s Institute of Cannabis Research Governing Board and is a member of the International Cannabinoid Research Society. He previously sat on the SB 22-205 Task Force to advise the Colorado legislature on intoxicating hemp and THC products and the Colorado Hemp Advancement and Management Plan.

About Village Farms International

Village Farms leverages decades of experience as a large-scale, Controlled Environment Agriculture-based, vertically integrated supplier for high-value, high-growth plant-based Consumer Packaged Goods opportunities, with a strong foundation as the leading and longest-tenured fresh produce supplier to grocery and large-format retailers throughout the

US and Canada, and new high-growth opportunities in the cannabis and CBD categories in North America, the Netherlands and selected markets internationally.

In Canada, the Company’s wholly-owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer and one of Canada’s best-selling brands. The Company also owns 80% of Québec-based, Rose LifeScience, a leading third-party cannabis products commercialization expert in the Province of Québec.

Internationally, Village Farms is targeting selected, nascent, legal cannabis and CBD opportunities with significant medium- and long-term potential. The Company exports medical cannabis from its EU GMP certified facility in Canada to a growing list of international markets including Germany, the United Kingdom, Israel, and Australia. The Company is expanding its international presence with additional export contracts to new countries and customers in the Asia-Pacific and European regions, as well as select strategic investments in operating assets. In Europe, wholly-owned Leli Holland has one of 10 licences to grow and distribute recreational cannabis products in the Netherlands.

In the US, wholly-owned Balanced Health Botanicals is one of the leading CBD brands and e-commerce platforms in the country. Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US high-THC cannabis market via multiple strategies, leveraging one of the largest greenhouse operations in the country (more than 5.5 million square feet in West Texas), as well as the operational and product expertise gained through Pure Sunfarms’ cannabis success in Canada.

Village Farms Clean Energy (VFCE), through a partnership with Atlanta-based Terreva Renewables, creates clean energy from landfill gas at its Delta RNG facility. VFCE receives royalties on all revenue generated. This partnership reduces Vancouver’s greenhouse gas emissions by 475,000 metric tons of CO2 per year, equivalent to removing more than 100,000 vehicles off the road or the energy use equivalent of powering 51,300 homes for one year.

Cautionary Statement Regarding Forward-Looking Information

As used in this Press Release, the terms “Village Farms”, “Village Farms International”, the “Company”, “we”, “us”, “our” and similar references refer to Village Farms International, Inc. and our consolidated subsidiaries, and the term “Common Shares” refers to our common shares, no par value. Our financial information is presented in U.S. dollars and all references in this Press Release to “$” means U.S. dollars and all references to “C$” means Canadian dollars.

This Press Release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This Press Release also contains "forward-looking information" within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, pdrojected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable or produce industry, the cannabis industry and market and our energy segment are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "can", "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this Press Release are subject to risks that may include, but are not limited to: our limited operating history in the cannabis and cannabinoids industry, including that of Pure Sunfarms, Corp. (“Pure Sunfarms”), Rose LifeScience Inc. (“Rose” or “Rose LifeScience”) and Balanced Health Botanicals, LLC (“Balanced Health”); the limited operational history of the Delta RNG Project in our energy segment; the legal status of the cannabis business of Pure Sunfarms and Rose and the hemp business of Balanced Health and uncertainty regarding the legality and regulatory status of cannabis in the United States; risks relating to the integration of Balanced Health and Rose into our consolidated business; risks relating to obtaining additional financing on acceptable terms, including our dependence upon credit facilities and dilutive transactions; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; our market position and competitive position; our ability to leverage current business relationships for future business involving hemp and cannabinoids; the ability of Pure Sunfarms and Rose to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses required under the Cannabis Act (Canada), the Criminal Code and other Acts, S.C. 2018, C. 16 (Canada) for its Canadian operational facilities, and changes in our regulatory requirements; legal and operational risks relating to expected conversion of our greenhouses to cannabis production in Canada and in the United States; risks related to rules and regulations at the U.S. Federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; inflationary effects on costs of cultivation and transportation; recessionary effects on demand of our products; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; elevated interest rates; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Press Release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, which may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including the Company’s most recently filed Quarterly Report on Form 10-Q and the Company’s most recently filed annual report on Form 10-K.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this Press Release relate only to events or information as of the date on which the statements are made in this Press Release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Sam Gibbons

Senior Vice President, Corporate Affairs

Phone: (407) 936-1190 ext. 328

Email: sgibbons@villagefarms.com

Lawrence Chamberlain

LodeRock Advisors

Phone: (416) 519-4196

Email: lawrence.chamberlain@loderockadvisors.com